Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,190,778.30
Previously Paid Amount	0.00
Total Fee Amount	5,964.66
Total Offset Amount	0.00
Net Fee	$ 5,964.66